AMERICAN HIGH - INCOME MUNICIPAL BOND FUND, INC.
              333 South Hope Street, Los Angeles, California 90071
                   Telephone (213) 486-9200 Fax (213) 486-9455

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                          (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $44,071
------------------ --------------------------------
------------------ --------------------------------
Class B            $1,821
------------------ --------------------------------
------------------ --------------------------------
Class C            $1,690
------------------ --------------------------------
------------------ --------------------------------
Class F            $815
------------------ --------------------------------
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Total              $48,397
------------------ --------------------------------
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Class R-5          $386
------------------ --------------------------------
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Total              $48,783
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.7606
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.6540
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.6349
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.7467
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.7948
-------------------- -------------------------------------------


Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                           (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            63,777
------------------ ----------------------------------
------------------ ----------------------------------
Class B            3,518
------------------ ----------------------------------
------------------ ----------------------------------
Class C            3,720
------------------ ----------------------------------
------------------ ----------------------------------
Class F            1,585
------------------ ----------------------------------
------------------ ----------------------------------
Total              72,600
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          927
------------------ ----------------------------------
------------------ ----------------------------------
Total              73,527
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                               Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $14.98
----------------------- -------------------------
----------------------- -------------------------
Class B                 $14.98
----------------------- -------------------------
----------------------- -------------------------
Class C                 $14.98
----------------------- -------------------------
----------------------- -------------------------
Class F                 $14.98
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $14.98
----------------------- -------------------------